Virtus SGA Global Growth Fund

a series of Virtus Equity Trust

Supplement dated September 23, 2024 to the Summary Prospectus, and the Virtus Equity Trust

Statutory Prospectus and Statement of Additional Information (“SAI”)

each dated January 29, 2024, as supplemented

IMPORTANT NOTICE TO INVESTORS

Sustainable Growth Advisers LP has announced that on March 31, 2025, Robert L. Rohn will be stepping down as a portfolio manager for the Virtus SGA Global Growth Fund. It is expected that Alexandra Lee will be appointed in his place at that time. Mr. Rohn will retire effective September 30, 2025. The Prospectuses and SAI will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the Prospectus and SAI for future refence.

VET 8019/SGA PM Announcement (9/2024)